UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2011

DIGITAL YEARBOOK, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3938 E Grant Rd, #453, Tucson, Arizona 85712
_______________________________________
(Address of principal executive offices)(Zip Code)

(---) -
_______________________________
(Registrant’s telephone number, including area code)

________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principle Officers

On March 14, 2011 Arunkumar Rajapandy, the President and Chief Executive Officer of the Issuer submitted his resignation from the board of directors of the issuer. He was busy with other engagement was the reason for the resignation.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

Exhibit No.	Description

17	March 14, 2011 Resignation of Arunkumar Rajapandy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

Dated: March 14, 2011	By:	/s/ Arunkumar Rajapandy
Arunkumar Rajapandy
Title: CEO